Exhibit 10.33

JOINDER AGREEMENT

Date: May 10, 2011

Reference is made hereby to the Amended and Restated Registration Rights Agreement dated as of October 7, 2009, by and among Kosmos Energy Holdings and the parties listed in Annex A thereto, as may be amended from time to time (the “Registration Rights Agreement”).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

Kosmos Energy Limited hereby acknowledges and agrees (i) to join and become a party to the Registration Rights Agreement as of the date hereof and that it shall have the same rights and obligations thereunder as if it had been an original signatory to the Registration Rights Agreement, and (ii) to perform all obligations and duties required of the Corporation pursuant to the Registration Rights Agreement, subject to the terms and conditions of the Registration Rights Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has executed this agreement as of the date first written above.

KOSMOS ENERGY LTD.

By:	/s/ W. Greg Dunlevy
	Name:	W. Greg Dunlevy
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Joinder Agreement]

Confirmed and accepted as of the date written above.

WARBURG PINCUS INTERNATIONAL PARTNERS, L.P.

By: Warburg Pincus Partners LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Jeffrey A. Harris
Name:	Jeffrey A. Harris
Title:	Managing Director

WARBURG PINCUS NETHERLANDS INTERNATIONAL PARTNERS I, C.V.

By: Warburg Pincus Partners LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Jeffrey A. Harris
Name:	Jeffrey A. Harris
Title:	Managing Director

WP-WPIP INVESTORS, L.P.

By: WP-WPIP Investors LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Jeffrey A. Harris
Name:	Jeffrey A. Harris
Title:	Managing Director

WARBURG PINCUS PRIVATE EQUITY VIII, LP.

By: Warburg Pincus Partners LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Jeffrey A. Harris
Name:	Jeffrey A. Harris
Title:	Managing Director

[Signature Page to Joinder Agreement]

Confirmed and accepted as of the date written above.

WARBURG PINCUS NETHERLANDS PRIVATE
EQUITY VIII I, C.V.

By: Warburg Pincus Partners LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Jeffrey A. Harris
Name:	Jeffrey A. Harris
Title:	Managing Director

WP-WP VIII INVESTORS, L.P.

By: WP-WP VII Investors LLC, its General Partner

By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Jeffrey A. Harris
Name:	Jeffrey A. Harris
Title:	Managing Director

[Signature Page to Joinder Agreement]

Confirmed and accepted as of the date written above.

BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV LP.

By: Blackstone Management Associates (Cayman) IV L.P., its General Partner
By: BCP IV GP L.L.C., its General Partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV-A L.P.

By: Blackstone Management Associates (Cayman) IV L.P., its General Partner
By: BCP IV GP L.L.C., its General Partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) IV-A L.P.

By: BCP IV GP L.L.C., its General Partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) IV-A SMD L.P.

By: Blackstone Family GP L.L.C., its General Partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Senior Managing Director

[Signature Page to Joinder Agreement]

Confirmed and accepted as of the date written above.

BLACKSTONE PARTICIPATION PARTNERSHIP (CAYMAN) IV L.P.

By: BCP IV GP L.L.C., its General Partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Senior Managing Director

[Signature Page to Joinder Agreement]